Exhibit 10.3

REVOLVING COMMITMENT INCREASE AGREEMENT

This REVOLVING COMMITMENT INCREASE AGREEMENT (this “Agreement”) dated as of October 22, 2019 (the “Increase Effective Date”) is entered into among Montrose Environmental Group, Inc., a Delaware corporation (the “Parent Borrower”), 1203524 B.C. Ltd., a company incorporated under the laws of the Province of British Columbia (the “Canadian Borrower”; and together with the Parent Borrower, each, a “Borrower” and collectively, the “Borrowers”), the Guarantors, Bank of the West (the “Increasing Lender”), and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below), as amended hereby.

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, entered into that certain Fifth Amended and Restated Credit Agreement dated as of July 24, 2019 (as amended, restated, amended and restated, supplemented, extended or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.02(f)(i) of the Credit Agreement, the Parent Borrower has requested to increase the Aggregate Revolving Commitments with an additional Revolving Commitment in the aggregate principal amount of $20,000,000 (the “Additional Revolving Commitment”) from the Increasing Lender; and

WHEREAS, the Increasing Lender has agreed to provide the Additional Revolving Commitment on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Additional Revolving Commitment; Reallocation. Upon giving effect to this Agreement, (a) the Increasing Lender hereby agrees to provide the Additional Revolving Commitment, (b) Schedule 2.01 to the Credit Agreement shall be deemed revised to reflect that the Revolving Commitments of each Lender and the Applicable Percentages of each Lender with respect to such Lender’s Revolving Commitment shall be as set forth on Schedule 2.01 hereto, (c) the amount of the Aggregate Revolving Commitments in effect on the Increase Effective Date shall be $130,000,000, and (d) the Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations shall be reallocated such that each Lender shall hold its pro rata portion of the Outstanding Amount all Revolving Loans, Swing Line Loans and L/C Obligations in accordance such Lender’s Applicable Percentage set forth on Schedule 2.01 hereto.

2. Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a) Receipt by the Administrative Agent of counterparts of this Agreement duly executed by (i) a Responsible Officer of each of the Borrowers and the Guarantors and (ii) the Swing Line Lender, the L/C Issuer, the Increasing Lender, and the Administrative Agent.

(b) Receipt by the Administrative Agent of a certificate of each Loan Party dated as of the Increase Effective Date signed by a Responsible Officer of such Loan Party (i) certifying and attaching resolutions adopted by such Loan Party approving or consenting to the institution of the Additional Revolving Commitment and (ii) in the case of the Parent Borrower, certifying as to the representations and warranties contained in Sections 3(d)(v) and (vi).

(c) Receipt by the Increasing Lender of any documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act and the Canadian AML Acts, which the Increasing Lender shall be reasonably satisfied with.

(d) If any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, receipt by the Increasing Lender, to the extent requested by the Increasing Lender, of a Beneficial Ownership Certification in relation to such Borrower.

(e) Payment by the Parent Borrower of all agreed fees and expenses (including reasonable attorney’s fees of the Administrative Agent).

3. Miscellaneous.

(a) The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as affected and amended by this Agreement.

(b) Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder” or words of like import shall mean and be a reference to the Credit Agreement (as amended by this Agreement). This Agreement is a Loan Document.

(c) Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(d) Each Loan Party hereby represents and warrants as follows:

(i) Such Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement.

(ii) The execution, delivery and performance by such Loan Party of this Agreement has been duly authorized by all necessary corporate or other organizational action, and does not (A) contravene the terms of any of such Loan Party’s Organization Documents; (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (1) any material Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (C) violate any Law (including Regulation U or Regulation X issued by the FRB) except in each case referred to in clause (C), to the extent that such violation could not reasonably be expected to have a Material Adverse Effect.

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(iii) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Agreement other than those that have already been obtained and are in full force and effect.

(iv) This Agreement has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency or other similar laws affecting creditors’ rights generally or by principles of equity pertaining to the availability of equitable remedies.

(v) After giving effect to this Agreement, the representations and warranties contained in Article VI of the Credit Agreement and the other Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and except that for purposes of this Agreement, the representations and warranties contained in Sections 6.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 7.01(a) and (b) of the Credit Agreement, respectively.

(vi) After giving effect to this Agreement, no Default or Event of Default exists.

(e) If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction

(f) This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g., “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(g) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(h) The terms of Sections 11.14 and 11.15 of the Existing Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of right to trial by jury are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PARENT BORROWER:	MONTROSE ENVIRONMENTAL GROUP, INC.,
a Delaware corporation

	By:	/s/ Allan Dicks
	Name:	Allan Dicks
	Title:	CFO

CANADIAN BORROWER:	1203524 B.C. LTD.,
a company incorporated under the laws of the Province of British Columbia

	By:	/s/ Allan Dicks
	Name:	Allan Dicks
	Title:	Treasurer

MONTROSE ENVIRONMENTAL GROUP, INC.

REVOLVING COMMITMENT INCREASE AGREEMENT

U.S. GUARANTORS:	AIR, WATER AND SOIL LABORATORIES, INC.,
a Virginia corporation
ANALYTICAL ENVIRONMENTAL SERVICES,
a California corporation
ADVANCED GEOSERVICES CORP.,
a Pennsylvania corporation
ENTHALPY ANALYTICAL, LLC,
a Delaware limited liability company
ENVIRONMENTAL PLANNING SPECIALISTS, INC.,
a Georgia corporation
ENVIROSYSTEMS, INCORPORATED,
a New Hampshire corporation
ES ENGINEERING SERVICES, LLC,
a Delaware limited liability company
FRS ENVIRONMENTAL REMEDIATION, INC.,
a Florida corporation
LEYMASTER ENVIRONMENTAL CONSULTING, LLC,
a California limited liability company
MONTROSE AIR QUALITY SERVICES, LLC,
a Delaware limited liability company
MONTROSE WATER AND SUSTAINABILITY SERVICES, INC.,
a Delaware corporation
NAUTILUS ENVIRONMENTAL, INC.,
a California corporation
PARS ENVIRONMENTAL, INC.,
a New Jersey corporation
TARGET EMISSION SERVICES USA, LLC,
a Texas limited liability company
MONTROSE PLANNING & PERMITTING, LLC,
a Delaware limited liability company
MONTROSE WASTE-TO-RESOURCES, LLC,
a Delaware limited liability company

	By:	/s/ Allan Dicks
	Name:	Allan Dicks
	Title:	Treasurer

MONTROSE ENVIRONMENTAL SOLUTIONS, LLC,
a Delaware limited liability company
MONTROSE MEASUREMENTS AND ANALYTICS, LLC,
a Delaware limited liability company
MONTROSE SERVICES, LLC,
a Delaware limited liability company

By: Montrose Environmental Group, Inc.
Its: Member

	By:	/s/ Allan Dicks
	Name:	Allan Dicks
	Title:	CFO

MONTROSE ENVIRONMENTAL GROUP, INC.

REVOLVING COMMITMENT INCREASE AGREEMENT

CANADIAN GUARANTORS:	TARGET EMISSION SERVICES INC.,
an Alberta corporation

	By:	/s/ Allan Dicks
	Name:	Allan Dicks
	Title:	Treasurer

LEHDER ENVIRONMENTAL SERVICES LIMITED,
a company subsisting under the laws of the Province of Ontario

	By:	/s/ Allan Dicks
	Name:	Allan Dicks
	Title:	Treasurer

MONTROSE ENVIRONMENTAL GROUP, INC.

REVOLVING COMMITMENT INCREASE AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
an Administrative Agent

	By:	/s/ Kyle D Harding
	Name:	Kyle D Harding
	Title:	AVP

MONTROSE ENVIRONMENTAL GROUP, INC.

REVOLVING COMMITMENT INCREASE AGREEMENT

SWING LENDER AND L/C ISSUER:	BANK OF AMERICA, N.A.,
as Swing Line Lender and L/C Issuer

	By:	/s/ Angel Sutoyo
	Name:	Angel Sutoyo
	Title:	Senior Vice President

MONTROSE ENVIRONMENTAL GROUP, INC.

REVOLVING COMMITMENT INCREASE AGREEMENT

INCREASING LENDER:	BANK OF THE WEST,
as the Increasing Lender

	By:	/s/ Jim Halton
	Name:	Jim Halton
	Title:	Director

MONTROSE ENVIRONMENTAL GROUP, INC.

REVOLVING COMMITMENT INCREASE AGREEMENT

Schedule 2.01

REVOLVING COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Revolving Commitment	Applicable Percentage of Aggregate Revolving Commitments
Bank of America, N.A.	$41,250,000.00	31.730769231%
Capital One, National Association	$34,375,000.00	26.442307692%
Bank of the West	$33,750,000.00	25.961538462%
Fifth Third Bank	$20,625,000.00	15.865384615%
Total:	$130,000,000.00	100.000000000%